SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                July 7, 1999
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                      (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                 0-27942                      23-2828883
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                         Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                   19401
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(Address of principal executive offices)                           (Zip Code)


                               (610) 251-1600
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             (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    On July 7, 1999, Commonwealth Bancorp, Inc. (the "Company") announced that its wholly owned subsidiary, Commonwealth Savings Bank, will exit substantially all of its third party mortgage servicing business, and has reached a definitive agreement with National City Mortgage Co. regarding the sale of Commonwealth's existing $1.0 billion Fannie Mae and Freddie Mac mortgage servicing portfolio. For additional information, reference is made to the Press Release, dated July 7, 1999, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated July 7, 1999

                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date: July 8, 1999           By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer